STOCK OPTION CANCELLATION AGREEMENT

THIS AGREEMENT is made as of February 1, 2013

BETWEEN:

MANAS PETROLEUM CORPORATION, a corporation incorporated in the
State of Nevada with an address at Bahnhofstrasse 9, 6341 Baar, Switzerland

(the “Company”)

AND:

<>, a business person with an address at <>

(the “Holder”)

WHEREAS:

A.      The Company and the Holder are the parties to a stock option agreement (the “Stock Option Agreement”), pursuant to which the Holder holds stock options to purchase shares of common stock of the Company (each an “Option” and collectively, the “Options”), all of which are as listed and described on Schedule “A” hereto;

B.      As of the date of this Agreement, all of the Options remain unexercised;

C.      The parties hereto believe that it is in their collective best interest to cancel the Options and terminate the Stock Option Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises herein, the payment by the Company to the Holder of Ten Dollars ($10.00) cash in hand paid, and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.      The Stock Option Agreement is hereby terminated and the Options are hereby cancelled, all effective at the date of this Agreement.

2.      The Holder agrees to execute and/or cause to be delivered to the Company such instruments and other documents, and shall take such other actions, as the Company may reasonably request for the purpose of carrying out and giving effect to the terms and intentions of this Agreement.

3.      The Holder acknowledges that:

(a)	this Agreement was prepared by Clark Wilson LLP for the Company;

(b)	Clark Wilson LLP received instructions from the Company and does not represent the Holder;

(c)	the Holder has been advised to obtain his, her or its own independent legal advice on this Agreement prior to signing this Agreement;

(d)	the Holder has been given adequate time to obtain independent legal advice;

(e)	by signing this Agreement, the Holder confirms that he, she or it fully understands this Agreement; and

(f)	by signing this Agreement without first obtaining independent legal advice, the Holder waives his, her or its right to obtain independent legal advice.

4.      This Agreement shall be governed in all respects by the laws of the State of Nevada, without regard to that state’s conflicts of law principles.

5.      Time is expressly declared to be of the essence of this Agreement.

6.      The schedule attached hereto is hereby incorporated into this Agreement and forms a part hereof. All terms defined in the body of this Agreement and used in any schedule to this Agreement will have the same meaning in the schedule attached hereto.

7.      The provisions contained herein constitute the entire agreement between the Company and the Holder respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, between the Company and the Holder with respect to the subject matter hereof.

8.      This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns, as applicable.

9.      This Agreement is not assignable without the prior written consent of the parties hereto.

10.    This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument and delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first set forth above.

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

MANAS PETROLEUM CORPORATION

Per:
Authorized Signatory

WITNESSED BY:	)
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Name	)
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Address	)
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Occupation	)

SCHEDULE “A”
OPTIONS

Date of Grant	Number of Shares under Options	Exercise Price	Expiry Date